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                                                                       EXHIBIT 1

     The undersigned agree that the Statement on Schedule 13D to which this Agreement is attached is filed on behalf of each one of them pursuant to Rule 13d-1(f)(iii). This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall together constitute one instrument.

Dated: March 9, 1998


                                    WASTE MANAGEMENT, INC.

                                    By:  /s/  Herbert A. Getz
                                         --------------------------------------
                                         Herbert A. Getz
                                         Senior Vice President,
                                         General Counsel and Secretary


                                    WHEELABRATOR TECHNOLOGIES INC.

                                    By:  /s/  Thomas A. Witt
                                         --------------------------------------
                                         Thomas A. Witt
                                         Secretary


                                    CHEMICAL WASTE MANAGEMENT, INC.

                                    By:  /s/  Thomas A. Witt
                                         --------------------------------------
                                         Thomas A. Witt
                                         Secretary


                                    RUST INTERNATIONAL INC.

                                    By:  /s/  Herbert A. Getz
                                         --------------------------------------
                                         Herbert A. Getz
                                         Vice President


                                    RUST INDUSTRIAL SERVICES INC.

                                    By:  /s/  Dale B. Tauke
                                         --------------------------------------
                                         Dale B. Tauke
                                         Vice President


                                    RUST REMEDIAL SERVICES HOLDING COMPANY INC.

                                    By:  /s/  Dale B. Tauke
                                         --------------------------------------
                                         Dale B. Tauke
                                         Vice President